UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2024

THERMOGENESIS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 858-5100

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	THMO	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.         Entry into a Material Definitive Agreement.

On January 5, 2024, ThermoGenesis Holdings, Inc. (the "Company”) entered into an Amendment No. 3 (the "Amendment to Note”) to its Second Amended and Restated Convertible Promissory Note with Boyalife Group Inc. (the "Note”), and an Amendment No. 4 (the "Amendment to Credit Agreement”) to its First Amended and Restated Revolving Credit Agreement with Boyalife Group Inc. (the "Credit Agreement”). The Amendment to Note amends and extends the maturity date of the Note from December 31, 2023 to December 31, 2024, and provides that beginning January 1, 2024, accrued and unpaid interest of approximately $634,293 shall be due and payable on or before July 1 and December 31 of each year. Accrued and unpaid interest as of December 31, 2023, (the “December 2023 Capitalized Amount”) shall be paid in six (6) equal installments of approximately $106,000 each on or before the first day of each of January, February, March, April, May, and June of 2024. Any unpaid portion of the December 2023 Capitalized Amount shall bear interest at an annual rate of twenty-two percent (22%), and accrued and unpaid interest on the December 2023 Capitalized Amount shall be due and payable on July 1, 2024. The Amendment to Credit Agreement amends the Credit Agreement to change the defined term "Termination Date” to December 31, 2024.

Except for the foregoing, no material changes were made to the Note or the Credit Agreement.

The foregoing descriptions of the Amendment to Note and Amendment to Credit Agreement is qualified in its entirety by reference to the full text of each document, which are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and which are incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
10.1	Amendment No. 3 to Second Amended and Restated Convertible Promissory Note, date January 5, 2024, between ThermoGenesis Holdings, Inc. and Boyalife Group, Inc.
10.2	Amendment No. 4 to First Amended and Restated Revolving Credit Agreement, dated January 5, 2024, between ThermoGenesis Holdings, Inc. and Boyalife Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS HOLDINGS, INC.

Dated: January 10, 2024	/s/ Jeffery Cauble
Jeffery Cauble Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)